SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

DREYFUS STRATEGIC MUNICIPALS, INC.
(Name of Registrants as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies: __________
(2)	Aggregate number of securities to which transaction applies:__________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________
(4)	Proposed maximum aggregate value of transaction:__________________
(5)	Total fee paid: _______________________________________________

☐	Fee previously paid with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount previously paid:____________________________
(2)	Form, schedule or registration statement no.:____________
(3)	Filing party:______________________________________
(4)	Date filed: _______________________________________

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DREYFUS STRATEGIC MUNICIPALS, INC.

Notice of Annual Meeting of Stockholders

To the Stockholders:

The Annual Meeting of Stockholders of each of Dreyfus Strategic Municipal Bond Fund, Inc. ("DSMB") and Dreyfus Strategic Municipals, Inc. ("DSM") (each, a "Fund") will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, June 8, 2017 at 10:00 a.m., Eastern time, for the following purposes:

1.	To elect the following Directors:

•	for DSMB, three Class III Directors to serve for three-year terms, until their successors are duly elected and qualified;

•	for DSM, three Class II Directors to serve for three-year terms, until their successors are duly elected and qualified.

2.	To transact such other business as may properly come before the meeting, or any adjournments or postponements thereof.

Stockholders of record at the close of business on April 8, 2017 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board

Janette E. Farragher
Secretary

New York, New York
April 21, 2017

WE NEED YOUR PROXY VOTE

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND, AT STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

DREYFUS STRATEGIC MUNICIPALS, INC.

COMBINED PROXY STATEMENT

Annual Meeting of Stockholders
to be held on June 8, 2017

This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of each of Dreyfus Strategic Municipal Bond Fund, Inc. ("DSMB") and Dreyfus Strategic Municipals, Inc. ("DSM") (each, a "Fund" and, together, the "Funds") to be used at the Annual Meeting of Stockholders of each Fund to be held on Thursday, June 8, 2017 at 10:00 a.m., Eastern time, at the offices of The Dreyfus Corporation, the Funds' investment adviser ("Dreyfus" or the "Investment Adviser"), at 200 Park Avenue, 7th Floor, New York, New York 10166, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Stockholders of record at the close of business on April 8, 2017 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) in which they hold shares. If a proposal is approved by stockholders of one Fund and not approved by stockholders of the other Fund, the proposal will be implemented only for the Fund that approved the proposal. Therefore, it is essential that stockholders who own shares in both Funds complete, date, sign and return each proxy card they receive, or otherwise vote by telephone or through the Internet. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number on the proxy card or through the Internet. To be effective, such revocation must be received prior to the meeting. In addition, any stockholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given.

A quorum is constituted by the presence in person or by proxy of the holders of one-third of the outstanding shares of a Fund entitled to vote at the meeting. If a quorum is not present at the meeting, the stockholders present in person or by proxy, by majority vote and without notice other than by announcement at the meeting, may adjourn the meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares (the holders of a majority of the outstanding shares of the class) must be present in person or by proxy at the meeting in order for the proposal to be considered. Each Fund has two classes of capital stock: Common Stock, par value $0.001 per share (the "Common Stock"), and Auction Preferred Stock, par value $0.001 per share, liquidation preference $25,000 per share (the "APS"). The APS is further divided into Series A, Series B and Series C for DSMB and Series M, Series T, Series W, Series TH and Series F for DSM. Currently, no proposal is expected to be presented at the meeting that would require separate voting for each Series of APS. As of April 8, 2017, the Funds had outstanding the following number of shares:

Name of Fund	Common Stock Outstanding	APS Outstanding
DSMB	48,079,867	1,869
DSM	59,319,495	4,558

It is estimated that proxy materials will be mailed to stockholders of record on or about April 21, 2017. To reduce expenses, only one copy of this proxy statement will be mailed to certain addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth below. The Fund will begin sending you individual copies promptly after receiving your request. The principal executive office of each Fund is located at 200 Park Avenue, New York, New York 10166. Copies of each Fund's most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-334-6899.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 8, 2017: This proxy statement and copies of each Fund's most recent Annual Report to Stockholders and, if applicable, Semi-Annual Report to Stockholders, are available at https://im.bnymellon.com/proxymaterials.

PROPOSAL 1: ELECTION OF DIRECTORS

Each Board is divided into three classes with the term of office of one class expiring each year. It is proposed that stockholders of each Fund consider the election of the individuals listed below (the "Nominees") as Directors of the indicated class of such Fund, to serve for the terms indicated below and until their respective successors are duly elected and qualified.

With respect to DSMB, Messrs. Hans C. Mautner and Burton N. Wallack and Ms. Benaree Pratt Wiley are nominated to be elected as Class III Directors to serve for three-year terms.

With respect to DSM, Messrs. Ehud Houminer and Gordon J. Davis and Ms. Robin A. Melvin are nominated to be elected as Class II Directors to serve for three-year terms.

Each Nominee currently serves as a Director of each Fund and has previously been elected by each Fund's stockholders. Each Nominee was nominated by the respective Fund's nominating committee and has consented to being named in this proxy statement and has agreed to continue to serve as a Director of the indicated Fund if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund's Directors not standing for election at the meeting (the "Continuing Directors"), information on each Nominee's and the Continuing Directors' ownership of Fund shares and other relevant information is set forth on Exhibit A. Unless otherwise indicated, information set forth herein applies to both Funds. Except for Mr. Davis, none of the Nominees or Continuing Directors are "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of either Fund. Mr. Davis is deemed to be an "interested person" of the Funds as a result of his affiliation with Venable LLP, which provides legal services to the Funds.

Under the 1940 Act and the terms of each Fund's Charter, holders of the APS voting as a single class are entitled, to the exclusion of holders of the Common Stock, to elect two Directors. Mr. Mautner is a Nominee for election by holders of DSMB's APS as a Class III Director, and Ms. Melvin is a Nominee for election by holders of DSM's APS as a Class II Director.

Voting with regard to the election of Directors will be as follows: for DSMB, holders of Common Stock and APS will vote together as a single class with respect to the election of Class III Directors Mr. Wallack and Ms. Wiley; for DSM, holders of Common Stock and APS will vote together as a single class with respect to the election of Class II Directors Messrs. Houminer and Davis. For DSMB, APS holders of the Fund will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Mr. Mautner as a Class III Director; for DSM, APS holders of the Fund will vote separately, to the exclusion of holders of the Common Stock, with respect to the election of Ms. Melvin as a Class II Director.

The persons named as proxies on the accompanying proxy card(s) intend to vote each proxy for the election of the Nominees, unless stockholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Director for any reason, but, if that should occur prior to the meeting, the proxyholders reserve the right to substitute another person or persons of their choice as nominee or nominees.

Board's Oversight Role in Management. Each Board's role in management of the respective Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to each Fund, primarily the Investment Adviser and its affiliates, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, each Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including senior personnel of the Investment Adviser, the Fund's and the Investment Adviser's Chief Compliance Officer and portfolio management personnel. Each Board's audit committee (which consists of all Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund ("Independent Directors")) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer. Each Board also receives periodic presentations from senior personnel of the Investment Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cybersecurity, business continuity, personal trading, valuation, credit and investment research. As warranted, each Board also receives informational reports from each Board's independent legal counsel regarding regulatory compliance and governance matters. Each Board has adopted policies and procedures designed to address certain risks to the Fund. In addition, the Investment Adviser and other service providers to each Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to each Fund, and the Boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure. The 1940 Act requires that at least 40% of each Fund's Directors be Independent Directors and as such are not affiliated with the Investment Adviser. To rely on certain exemptive rules under the 1940 Act, a majority of each Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of each Fund's investment advisory agreement or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, except for Mr. Davis, all of each Fund's Directors, including the Chairman of the Board, are Independent Directors. Each Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Investment Adviser, is appropriate in light of the specific characteristics and circumstances of each Fund, including, but not limited to: (i) the services that the Investment Adviser and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of each Fund are conducted by Fund officers and employees of the Investment Adviser and its affiliates; and (iii) each Board's oversight role in management of each Fund.

Information About Each Nominee's and Continuing Director's Experience, Qualifications, Attributes or Skills. Nominees for Director of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of each Nominee is 200 Park Avenue, New York, New York 10166. Specific information about the Continuing Directors of each Fund, information on each Nominee's and Continuing Director's ownership of each Fund shares, and other relevant information is set forth on Exhibit A.

DSMB — Nominees for Class III Director with Terms Expiring in 2020

Independent Director Nominees

Name (Age) of Nominee Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
HANS C. MAUTNER (79) APS Designee Class III Director of DSMB (1989) Class III Director of DSM (1989)	Corporate Director and Trustee (1978 – present)	None

BURTON N. WALLACK (66) Class III Director of DSMB (2006) Class III Director of DSM (2006)	President and Co-owner of Wallack Management Company, a real estate management company (1987 – present)	None

BENAREE PRATT WILEY (71) Class III Director of DSMB (2016) Class III Director of DSM (2016)	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 – present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for and medium size companies, Director (2008 – present)

DSM — Nominees for Class II Director with Terms Expiring in 2020

Independent Director Nominees

Name (Age) of Nominee Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
EHUD HOUMINER (76) Class II Director of DSMB (1994) Class II Director of DSM (1994)	Board of Overseers at the Columbia Business School, Columbia University (1992 – present) Trustee, Ben Gurion University	Avnet Inc., an electronics distributor, Director (1993 – 2012)

ROBIN A. MELVIN (53) APS Designee Class II Director of DSMB (1995) Class II Director of DSM (1995)

Co-Chair, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014 – present; served as a board member since 2013)

Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – 2012)

None

Interested Director Nominee

GORDON J. DAVIS (75)* Class II Director of DSMB (2006)	Partner in the law firm of Venable LLP (2012 – present)	Consolidated Edison, Inc., a utility company, Director (1997 – 2014)
Class II Director of DSM (2007)	Partner in the law firm of Dewey & LeBoeuf LLP (1994 – 2012)	The Phoenix Companies, Inc., a life insurance company, Director (2000 – 2014)

*	Mr. Davis is deemed to be an "interested person" (as defined in the 1940 Act) of the Funds ("Interested Director") as a result of his affiliation with Venable LLP, which provides legal services to the Funds.

Each Nominee has been a Dreyfus Family of Funds board member for over 20 years. Additional information about each Nominee follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Nominee possesses which the respective Board believes has prepared them to be effective Directors (this information for the Continuing Directors is set forth on Exhibit A). Each Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, each Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business or professional training or practice (e.g., medicine, accounting or law); public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for each Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Director nominees. To assist them in evaluating matters under federal and state law, the Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Adviser and also may benefit from information provided by the Investment Adviser's counsel; counsel to the Funds and to the Boards has significant experience advising funds and fund board members. Each Board and its committees have the ability to engage other experts as appropriate. Each Board evaluates its performance on an annual basis.

DSMB — Nominees for Class III Director

Independent Director Nominees

Hans C. Mautner — Mr. Mautner served as a President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited until 2010. Mr. Mautner also previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.

Burton N. Wallack — Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

Benaree Pratt Wiley — Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts. She has also served on the boards of several public companies and charitable organizations, including serving as chair of the advisory board of PepsiCo African-American.

DSM — Nominees for Class II Director

Independent Director Nominees

Ehud Houminer — Mr. Houminer serves on Columbia Business School's Board of Overseers. Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.). Mr. Houminer is also a Trustee of Ben Gurion University.

Robin A. Melvin — Since 2014, Ms. Melvin has served as Co-Chair of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development and Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

Interested Director Nominee

Gordon J. Davis — Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon ("BNY Mellon") in August 1994 and related management changes). He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

Fund Board Committees. Each Fund has standing audit, nominating, compensation and litigation committees, each comprised of its Independent Directors, except that Joseph S. DiMartino, a Continuing Director, does not serve on the compensation committee.

The function of the audit committee is (1) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (2) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the qualifications, independence and performance of the Fund's independent registered public accounting firm. A copy of each Fund's Audit Committee Charter, which describes the audit committee's purposes, duties and responsibilities, is available at www.dreyfus.com in the "Individual Investors" section under "Specialty Products — Closed End Fund Information."

Each Fund's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration the factors listed in each Fund's Nominating Committee Charter and Procedures (the "Nominating Committee Charter"), including character and integrity, and business and professional experience. The nominating committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations. The committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor, New York, New York 10166, and including information regarding the recommended nominee as specified in the Nominating Committee Charter. The Nominating Committee Charter is attached as Exhibit B to this proxy statement.

The function of the compensation committee is to establish the appropriate compensation for serving on the Board.

The litigation committee seeks to address any potential conflicts of interest between the Funds and the Investment Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by a Fund and held or otherwise deemed to have a beneficial interest held by the Investment Adviser or its affiliate.

Each Fund also has a standing pricing committee comprised of any one Director. The function of the pricing committee is to assist in valuing the Fund's investments.

Compensation. Each Nominee also serves as a director of other funds in the Dreyfus fund complex. Annual retainer fees and meeting attendance fees are allocated among each Fund and those other funds on the basis of net assets, with the Chairman of each Board, Mr. DiMartino, receiving an additional 25% of such compensation. Each Fund reimburses Directors for travel and out-of-pocket expenses in connection with attending Board or committee meetings. Neither Fund has a bonus, pension, profit-sharing or retirement plan.

The amount of compensation paid to each Nominee by DSMB for its fiscal year ended November 30, 2016, and by DSM for its fiscal year ended September 30, 2016, and the aggregate amount of compensation paid to each such Nominee by all funds in the Dreyfus Family of Funds for which the Nominee was a board member during 2016, was as follows*:

Name of Nominee	Compensation from Fund	Aggregate Compensation from the Fund and Fund Complex Paid to Nominee (**)

Independent Director Nominees

Hans C. Mautner		$147,500	(24)
DSMB	$4,495
DSM	$6,724
Burton N. Wallack		$147,500	(24)
DSMB	$4,495
DSM	$6,724
Benaree Pratt Wiley		$554,005	(89)
DSMB	$3,364
DSM	$4,346
Ehud Houminer		$358,500	(60)
DSMB	$4,684
DSM	$6,969
Robin A. Melvin		$757,148	(110)
DSMB	$4,213
DSM	$6,347

Interested Director Nominee

Gordon J. Davis		$395,000	(60)
DSMB	$4,229
DSM	$6,368

*	Amount also does not include expenses reimbursed to Directors for attending Board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Nominee served as a board member in 2016.

For each Fund's most recent fiscal year, the number of Board and committee meetings held and the amount of compensation paid by each Fund to the Continuing Directors and the aggregate amount of compensation paid by all funds in the Dreyfus Family of Funds for which he was a board member in 2016 are set forth on Exhibit A. Certain other information concerning each Fund's Directors and officers also is set forth on Exhibit A.

Director Emeritus Program. The Board has adopted an Emeritus Program to provide Directors who have served on the board of one or more funds in the Dreyfus Family of Funds for an extended period of time and who have attained a certain age a means for assuming a less demanding role with the Funds while maintaining an ongoing relationship with the Funds. The Board has determined that the continued guidance and input such experienced Directors can provide merited the establishment of the Program. Under the Board Member Emeritus Program, upon reaching age 72, a Director is entitled to elect Emeritus status with respect to a Fund if he or she has served on the Board of a fund for at least 10 years. Upon reaching age 80, Emeritus status is mandatory and becomes effective immediately, unless the Director chooses to retire at that time. The 10-year pre-requisite for service as a Board member will be waived for a Director who reaches age 80 but has not served as a Board member of a fund for at least 10 years. Emeritus Directors are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Director achieves Emeritus status and one-half the per meeting attendance fee in effect on the date of the meeting attended by the Emeritus Board member. Emeritus Directors are reimbursed for reasonable expenses incurred in connection with attending Board meetings. The Board Member Emeritus Program will not extend to any future Directors of the Funds that are not currently on the Board of one or more funds in the Dreyfus Family of Funds.

Required Vote

The election of a Nominee for each Fund requires the affirmative vote of a plurality of votes cast at the Fund's meeting for the election of Directors.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that each Fund's independent registered public accounting firm (the "independent auditors" or "auditors") be selected by a majority of the Independent Directors. The audit committee has direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors. At a meeting held on November 7, 2016 for DSMB and July 27, 2016 for DSM, each Fund's audit committee approved and each Fund's Board, including a majority of the Independent Directors, ratified and approved the selection of Ernst & Young LLP ("EY") as the independent auditors for the respective Fund's fiscal year ending in 2017. EY, a major international accounting firm, has acted as auditors of each Fund since the Fund's organization. The audit committee's reports for DSM and DSMB are attached as Exhibits C and D, respectively, to this proxy statement.

Independent Registered Public Accounting Firm Fees and Services

The following chart reflects fees paid to EY in each Fund's last two fiscal years. For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the relevant Fund), such fees represent only those fees that required pre-approval by the audit committee, except the Aggregate Non-Audit Fees amounts, which include all non-audit fees paid to EY by the Fund and Service Affiliates. All services provided by EY were pre-approved as required.

	DSM[1]	Service Affiliates[1]	DSMB[2]	Service Affiliates[2]
Audit Fees	$34,694/$35,561	$0/$0	$34,694/$35,561	$0/$0
Audited-Related Fees[3]	$27,645/$28,336	$0/$0	$27,645/$28,336	$0/$0
Tax Fees[4]	$3,099/$3,812	$0/$0	$3,369/$3,876	$0/$0
All Other Fees	$3,301/$0	$0/$0	$0/$0	$0/$0
Aggregate Non-Audit Fees[5]	N/A	$20,488,650/$19,905,746	N/A	$19,802,219/$21,065,758

[1]	Fiscal years ended September 30, 2015/September 30, 2016.
[2]	Fiscal years ended November 30, 2015/November 30, 2016.
[3]	Services to the Fund consisted of one or more of the following: (i) security counts required by Rule 17f-2 under the 1940 Act, (ii) advisory services as to the accounting or disclosure treatment of Fund transactions or events, (iii) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies and (iv) agreed upon procedures in evaluating compliance by the Fund with the provisions of the Fund's articles supplementary creating the series of APS.
[4]	Services to the Fund consisted of (i) review of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.
[5]	Aggregate fees from the Fund and Service Affiliates are shown under the Service Affiliates column.

Audit Committee Pre-Approval Policies and Procedures. Each Fund's audit committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of EY's engagement for audit and non-audit services to the Fund and non-audit services to Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining EY's independence. Pre-approvals pursuant to the Policy are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

Auditor Independence. Each Fund's audit committee has considered whether the provision of non-audit services that were rendered to Service Affiliates that did not require pre-approval is compatible with maintaining EY's independence.

A representative of EY is expected to be present at the meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Service Providers

Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each Fund's investment adviser.

The Bank of New York Mellon, an affiliate of Dreyfus, located at 225 Liberty Street, New York, New York 10286, acts as Custodian for the assets of each Fund.

Computershare, Inc., located at 480 Washington Boulevard, Jersey City, New Jersey 07310, acts as each Fund's Transfer Agent, Dividend-Paying Agent and Registrar.

Voting Information

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card for each Fund you own and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any stockholder who attends the meeting in person may vote by ballot at the meeting.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and, if no voting instructions are given, shares will be voted "for" a proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business, but will not constitute a vote "for" a proposal and will have no effect on the result of the vote.

Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone. Authorizations to execute proxies may be obtained by electronic transmission or by telephonic instructions in accordance with procedures designed to authenticate the stockholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free telephone number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder's solicited telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder's instructions and to provide a telephone number to call immediately if the stockholder's instructions are not correctly reflected in the confirmation.

OTHER MATTERS

Neither Fund's Board is aware of any other matter which may come before the meeting. However, should any such matter with respect to one or both Funds properly come before the meeting, it is the intention of the persons named in the accompanying forms of proxy to vote the proxy in accordance with their judgment on such matter.

Proposals that stockholders wish to include in a Fund's proxy statement for the Fund's next Annual Meeting of Stockholders must be sent to and received by such Fund no later than December 22, 2017 at the principal executive office of the Fund at 200 Park Avenue, New York, New York 10166, Attention: Secretary of the Fund. The date after which notice of a stockholder proposal is considered untimely, except as otherwise permitted under applicable law, is March 7, 2018.

Stockholders who wish to communicate with Directors should send communications to the attention of the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor, New York, New York 10166, and communications will be directed to the Director or Directors indicated in the communication or, if no Director or Directors are indicated, to the Chairman of the Board.

NOTICE TO BANKS, BROKER/DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise, as appropriate, Dreyfus Strategic Municipals, Inc. or Dreyfus Strategic Municipal Bond Fund, Inc. in care of Computershare, Inc., Proxy Department, 480 Washington Blvd., 27th floor, Jersey City, New Jersey 07310, whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares. Each Fund may pay persons holding shares of the Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR OTHERWISE VOTE PROMPTLY.

Dated: April 21, 2017

EXHIBIT A

PART I

Part I sets forth information regarding the Continuing Directors, Board and committee meetings and share ownership.

Information About the Continuing Directors' Experience, Qualifications, Attributes or Skills. The Continuing Directors of each Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below. The address of the Continuing Directors is 200 Park Avenue, New York, New York 10166.

Continuing Class I Directors with Terms Expiring in 2018 for DSMB and 2019 for DSM

Independent Director

Name (Age) Of Nominee Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Board Memberships During Past 5 Years
JOSEPH S. DiMARTINO (73) Chairman of the Board and Class I Director of DSMB (1995) Class I Director of DSM (1995)	Corporate Director and Trustee (1995 – present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

JONI EVANS (74) Class I Director of DSMB (2006) Class I Director of DSM (2007)	Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications (2007 – present) Principal, Joni Evans Ltd. (publishing) (2006 – present)	None

Each Continuing Director has been a Dreyfus Family of Funds board member for at least 20 years. Additional information about the Continuing Directors follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Continuing Directors possess which the Board believes has prepared them to be effective Directors.

Joseph S. DiMartino — Mr. DiMartino has been the Chairman of the Boards of the funds in the Dreyfus Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From January 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

Joni Evans — Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006. Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

Nominees' and the Continuing Directors' Ownership of Fund Shares. The table below indicates the dollar range of the Nominees' and the Continuing Directors' ownership of shares of each Fund's Common Stock and shares of other funds in the Dreyfus Family of Funds, in each case as of December 31, 2016.

Name of Continuing Director or Nominee	DSM Common Stock	DSMB Common Stock	Aggregate Holding of Funds in the Dreyfus Family of Funds
Independent Directors and Director Nominees
Joseph S. DiMartino	None	None	Over $100,000
Joni Evans	None	None	Over $100,000
Ehud Houminer*	None	None	None
Hans C. Mautner*	None	None	Over $100,000
Robin A. Melvin*	None	None	Over $100,000
Burton N. Wallack*	None	None	None
Benaree Pratt Wiley*	None	None	$50,001-$100,000
Interested Director Nominee
Gordon J. Davis*	None	None	None

* Nominee.

As of December 31, 2016, none of the Nominees or the Continuing Directors or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

•	Each Fund held eight Board meetings, eight audit committee meetings, one nominating committee meeting and one compensation committee meeting during the Fund's last fiscal year. The litigation and pricing committees did not meet during the last fiscal year.

•	The Funds do not have a formal policy regarding Directors' attendance at annual meetings of stockholders. Directors did not attend last year's annual meeting of stockholders.

•	The Continuing Directors and the Nominees of each Fund attended at least 75% of the meetings of the Boards and committees of which they were a member held in the last fiscal year.

Compensation Table. The amount of compensation paid to each Continuing Director by DSMB for its fiscal year ended November 30, 2016, and by DSM for its fiscal year ended September 30, 2016, and the aggregate amount of compensation paid to such Continuing Director by all funds in the Dreyfus Family of Funds for which the Continuing Director was a board member during 2016, was as follows*:

Name of Continuing Director and Fund	Compensation from each Fund	Aggregate Compensation from each Fund and Fund Complex Paid to Continuing Director (**)

Independent Director
Joseph S. DiMartino		$1,175,810	(139)
DSMB	$5,243
DSM	$7,927
Joni Evans		$147,000	(24)
DSMB	$4,495
DSM	$6,224

*	Amount does not include the cost of office space and related parking, office supplies, secretarial services and health benefits for the Chairman and health benefits for the Chairman's spouse, which also are paid by the Funds (allocated among the funds in The Dreyfus Family of Funds based on net assets). For the fiscal year ended in 2016, the amount paid by DSMB and DSM was $5,242.65 and $7,927.40, respectively. Amount also does not include expenses reimbursed to Directors for attending Board meetings.
**	Represents the number of separate portfolios comprising the investment companies in the fund complex, including the Funds, for which the Continuing Directors served as board members in 2016.

PART II

Part II sets forth information regarding the officers of the Funds. Each officer of the Funds holds office for an indefinite term until his or her successor is elected and has qualified.

Name and Position with Funds (Since)	Age	Principal Occupation and Business Experience For Past Five Years

BRADLEY J. SKAPYAK
President (2010)	58	Chief Operating Officer and a director of Dreyfus; Chairman of the Dreyfus Transfer, Inc. and Chief Executive Officer of MBSC Securities Corporation. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by Dreyfus.

JAMES WINDELS
Treasurer (2001)	58	Director – Mutual Fund Accounting of Dreyfus, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

BENNETT A. MACDOUGALL
Chief Legal Officer (2015)	45

Chief Legal Officer of Dreyfus and Assistant General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management division and Chief Legal Officer of Deutsche Investment Management Americas Inc. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

JANETTE E. FARRAGHER
Vice President (2005) and Secretary (2011)	54	Assistant General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

JAMES BITETTO
Vice President and Assistant Secretary (2005)	50	Managing Counsel of BNY Mellon and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

JONI LACKS CHARATAN
Vice President and Assistant Secretary (2005)	61	Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

JOSEPH M. CHIOFFI
Vice President and Assistant Secretary (2005)	55	Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

MAUREEN E. KANE Vice President and Assistant Secretary (2015)	54	Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

SARAH S. KELLEHER
Vice President and Assistant Secretary (2014)	41	Senior Counsel of BNY Mellon since March 2013; from August 2005 to March 2013, Associate General Counsel, Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

JEFF S. PRUSNOFSKY
Vice President and Assistant Secretary (2005)	51	Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

NATALYA ZELENSKY
Vice President and Assistant Secretary (2017)	31	Counsel and Vice President of BNY Mellon since March 2017; attorney at Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

RICHARD S. CASSARO
Assistant Treasurer (2008)	58	Senior Accounting Manager — Money Market, Municipal Bond and Equity Funds of Dreyfus, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

GAVIN C. REILLY
Assistant Treasurer (2005)	48	Tax Manager of the Investment Accounting and Support Department of Dreyfus, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

ROBERT S. ROBOL
Assistant Treasurer (2005)	53	Senior Accounting Manager — Dreyfus Financial Reporting, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

ROBERT SALVIOLO
Assistant Treasurer (2007)	49	Senior Accounting Manager — Equity Funds of Dreyfus, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

ROBERT SVAGNA
Assistant Treasurer (2005)	50	Senior Accounting Manager — Fixed Income and Equity Funds of Dreyfus, and an officer of 65 investment companies (comprised of 160 portfolios) managed by Dreyfus.

JOSEPH W. CONNOLLY
Chief Compliance Officer (2004)	59	Chief Compliance Officer of Dreyfus and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios).

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

PART III

Part III sets forth information for each Fund regarding the beneficial ownership of its shares as of April 8, 2017 by Nominees, the Continuing Directors and officers of the Fund owning shares on such date and by any shareholders owning 5% or more of a class of the Fund's outstanding shares.

As of April 8, 2017, none of the Nominees, the Continuing Directors or officers of a Fund owned any shares of Common Stock or APS.

To each Fund's knowledge, based on Schedule 13G filings as of December 31, 2016, the following information with respect to beneficial ownership of more than 5% of the outstanding shares of Common Stock and/or outstanding shares of APS has been reported.

DSMB

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	First Trust Portfolios L.P.*	3,898,595	7.93%
	First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive Suite 400 Wheaton, IL 60187

APS	Bank of America Corp.** Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255	280	7.53%

As of April 8, 2017, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 96.033% of the outstanding shares of DSMB's Common Stock and 100% of the outstanding shares of DSMB's APS.

DSM

Title of Class	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class
Common Stock	First Trust Portfolios L.P.*	3,291,486	5.31%
	First Trust Advisors L.P.* The Charger Corporation* 120 East Liberty Drive Suite 400 Wheaton, IL 60187

APS	Bank of America Corp.**	564	9.89%
	Bank of America Corporate Center 100 North Tryon Street Charlotte, NC 28255

As of April 8, 2017, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274, held of record 93.379% of the outstanding shares of DSM's Common Stock and 100% of the outstanding shares of DSM's APS.

*	These entities share voting and dispositive power with respect to the share amounts and percentages shown.
**	Bank of America Corporation beneficially owns and has shared voting and dispositive power with respect to its shares through two wholly-owned subsidiaries.

Section 16(a) Beneficial Ownership Reporting Compliances

To each Fund's knowledge, all of its officers, Directors, holders of more than 10% of its Common Stock or APS and certain additional persons required to report their transactions in each Fund's shares complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended September 30, 2016 for DSM and November 30, 2016 for DSMB. In making this disclosure, each Fund has relied solely on written representations of certain of such persons and reports that have been furnished to it.

EXHIBIT B

THE DREYFUS FAMILY OF FUNDS

Nominating Committee Charter and Procedures

Organization

The Nominating Committee (the "Committee") of each fund in the Dreyfus Family of Funds (each, the "Fund") shall be composed solely of Directors/Trustees ("Directors") who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"). The Board of Directors of the Fund (the "Board") shall select the members of the Committee and shall designate the Chairperson of the Committee.

Responsibilities

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

Evaluation of Potential Nominees

The Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. In evaluating potential Director nominees (including any nominees recommended by shareholders as provided below) in light of this standard, and to address certain legal and other requirements and considerations associated with composition of the Board, the Committee shall consider, among other factors it may deem relevant:

•	the character and integrity of the person;

•	whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•	whether or not the person has any relationships that might impair his or her service on the Board;

•	whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•	whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund; and

•	the educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.

In addition, the Committee may consider whether a potential nominee's professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board's membership and collective attributes. Such considerations will vary based on the Board's existing membership and other factors, such as the strength of a potential nominee's overall qualifications relative to diversity considerations.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Nomination of Directors

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

Review of Charter and Procedures

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

EXHIBIT C

Dreyfus Strategic Municipals, Inc.

July 27, 2016

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

The committee reviewed with the independent registered public accounting firm (the "independent auditors" or "auditors"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"). In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Fund including the auditors' letter and the matters in the written disclosures required by the PCAOB.

The committee discussed with the independent auditors the overall scope and plan for the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements for the Fund be included in the Annual Report to Shareholders for the year ended September 30, 2016.

Ehud Houminer, Audit Committee Chair	Robin A. Melvin, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	Burton Wallack, Audit Committee Member
Joni Evans, Audit Committee Member	Benaree Pratt Wiley, Audit Committee Member
Hans C. Mautner, Audit Committee Member

EXHIBIT D

Dreyfus Strategic Municipal Bond Fund, Inc.

November 7, 2016

REPORT OF THE AUDIT COMMITTEE

The audit committee oversees the Fund's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements in the Annual Report with management.

The committee reviewed with the independent registered public accounting firm (the "independent auditors" or "auditors"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Fund's accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"). In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Fund including the auditors' letter and the matters in the written disclosures required by the PCAOB.

The committee discussed with the independent auditors the overall scope and plan for the audit. The committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Fund's internal controls, and the overall quality of the Fund's financial reporting.

Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements for the Fund be included in the Fund's Annual Report to Shareholders for the year ended November 30, 2016.

Ehud Houminer, Audit Committee Chair	Robin A. Melvin, Audit Committee Member
Joseph S. DiMartino, Audit Committee Member	Burton Wallack, Audit Committee Member
Joni Evans, Audit Committee Member	Benaree Pratt Wiley, Audit Committee Member
Hans C. Mautner, Audit Committee Member

EVERY STOCKHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 200 Park Avenue, 7th Floor New York, NY 10166 on June 8, 2017 Please detach at perforation before mailing. PROXY DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2017 COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the “Fund”) hereby appoints Sarah Kelleher and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 8, 2017, at the Annual Meeting of Stockholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166, on Thursday, June 8, 2017, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. DSM_28738_041717

EVERY STOCKHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on June 8, 2017. The Proxy Statement and Proxy Card for this meeting are available at: https://im.bnymellon.com/proxymaterials IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals The Board of Directors recommends a vote “FOR” the following nominees. FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1. Election of two Class III Directors: 01. Burton N. Wallack 02. Benaree Pratt Wiley INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof. Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box 608999900109999999999

xxxxxxxxxxxxxx DSM 28738 M xxxxxxxx +

EVERY STOCKHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 200 Park Avenue, 7th Floor New York, NY 10166 on June 8, 2017 Please detach at perforation before mailing. DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2017 AUCTION PREFERRED STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Dreyfus Strategic Municipal Bond Fund, Inc. (the “Fund”) hereby appoints Sarah Kelleher and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 8, 2017, at the Annual Meeting of Stockholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166, on Thursday, June 8, 2017, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. DSM_28738_041717-Pref

EVERY STOCKHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on June 8, 2017. The Proxy Statement and Proxy Card for this meeting are available at: https://im.bnymellon.com/proxymaterials IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals The Board of Directors recommends a vote “FOR” the following nominees. FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1. Election of three Class III Directors: 01. Burton N. Wallack 02. Benaree Pratt Wiley 03. Hans C. Mautner INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof. Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box / / 608999900109999999999

xxxxxxxxxxxxxx DSM 28738 M xxxxxxxx +

EVERY STOCKHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 200 Park Avenue, 7th Floor New York, NY 10166 on June 8, 2017 Please detach at perforation before mailing. DREYFUS STRATEGIC MUNICIPALS, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2017 COMMON STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the “Fund”) hereby appoints Sarah Kelleher and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 8, 2017, at the Annual Meeting of Stockholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166, on Thursday, June 8, 2017, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. LEO_28738_041717

EVERY STOCKHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on June 8, 2017. The Proxy Statement and Proxy Card for this meeting are available at: https://im.bnymellon.com/proxymaterials IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: Proposals The Board of Directors recommends a vote “FOR” the following nominees. FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1. Election of two Class II Directors: 01. Ehud Houminer 02. Gordon J. Davis INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof. Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box / / 608999900109999999999

xxxxxxxxxxxxxx LEO 28738 M xxxxxxxx +

EVERY STOCKHOLDER'S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope VOTE IN PERSON Attend Stockholder Meeting 200 Park Avenue, 7th Floor New York, NY 10166 on June 8, 2017 Please detach at perforation before mailing. DREYFUS STRATEGIC MUNICIPALS, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2017 AUCTION PREFERRED STOCK THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Dreyfus Strategic Municipals, Inc. (the “Fund”) hereby appoints Sarah Kelleher and James Bitetto, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund standing in the name of the undersigned at the close of business on April 8, 2017, at the Annual Meeting of Stockholders of the Fund to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, NY 10166, on Thursday, June 8, 2017, at 10:00 a.m., local time, and at any and all adjournments thereof (the “Meeting”), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. LEO_28738_041717-Pref

EVERY STOCKHOLDER'S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholder Meeting to Be Held on June 8, 2017. The Proxy Statement and Proxy Card for this meeting are available at: https://im.bnymellon.com/proxymaterials IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD Please detach at perforation before mailing. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X Proposals The Board of Directors recommends a vote “FOR” the following nominees. FOR WITHHOLD FOR ALL ALL ALL EXCEPT 1. Election of three Class II Directors: 01. Ehud Houminer 02. Gordon J. Davis 03. Robin A. Melvin INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below. 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof. Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title. Date (mm/dd/yyyy) ─ Please print date below Signature 1 ─ Please keep signature within the box Signature 2 ─ Please keep signature within the box / / 608999900109999999999

xxxxxxxxxxxxxx LEO 28738 M xxxxxxxx +